UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2007
Date of Report (Date of earliest event reported)

ITONIS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52201	20-3885298
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Klimentska 10, 110 00 Praque 1, Czech Republic	0000
(Address of principal executive offices)	(Zip Code)

++420 296 578 180
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

On February 15, 2007, the Company filed a current report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting that Moores Rowland Audit s.r.o. (“Moores Rowland”) had resigned as its principal independent accountant and that the Company had engaged Danziger Hochman Partners LLP (“DHP”) as its principal independent accountant effective February 9, 2007. The Company disclosed in the Original Form 8-K that it had provided Moores Rowland with a copy of the disclosures in the Original Form 8-K and had requested in writing that Moores Rowland furnish it with a letter addressed to the SEC stating whether or not they agree with such disclosures. The Company has received the requested letter from Moores Rowland and has filed a copy of the letter as an exhibit to this Amendment No. 1 to the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit	Description
16.1	Letter of Moores Rowland dated February 15, 2007.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITONIS INC.

Date: February 21, 2007	By:	/s/ Nicolas Lavaud
Nicolas Lavaud
President and Chief Executive Officer